Joint Filer Information

Names: Deerfield Capital L.P., Deerfield Special Situations Fund, L.P., Deerfield Management Company, L.P., Deerfield Special Situations Fund International Limited

Address: Deerfield Capital, L.P., Deerfield Special Situations Fund, L.P., Deerfield Management Company, L.P

                          780 Third Avenue, 37th Floor
                          New York, NY  10017

                          Deerfield Special Situations Fund International
                          Limited,
                          c/o Bisys Management
                          Bison Court, Columbus Centre, P.O. Box 3460
                          Road Town, Tortola
                          British Virgin Islands

Designated Filer:         James E. Flynn

Issuer and Ticker Symbol: DUSA PHARMACEUTICALS, INC. (DUSA))

Date of Earliest Transaction Reported:      February 23, 2009

The undersigned, Deerfield Capital, L.P., Deerfield Special Situations Fund, L.P., Deerfield Management Company, L.P., and Deerfield Special Situations Fund International Limited are jointly filing the attached Statement of Changes In Beneficial Ownership on Form 4 with James E. Flynn with respect to the beneficial ownership of securities of DUSA PHARMACEUTICALS, INC.

Signatures:

DEERFIELD CAPITAL, L.P.

By:  J.E. Flynn Capital LLC, General Partner

By:  /s/ Darren Levine
     -----------------------------------
     Darren Levine, Authorized Signatory

DEERFIELD SPECIAL SITUATIONS FUND, L.P.

By:  Deerfield Capital, L.P.

By:  J.E. Flynn Capital LLC, General Partner

By:  /s/ Darren Levine
     -----------------------------------
     Darren Levine, Authorized Signatory

DEERFIELD MANAGEMENT COMPANY, L.P.

By:  Flynn Management LLC, General Partner

By:  /s/ Darren Levine
     -----------------------------------
     Darren Levine, Authorized Signatory

DEERFIELD SPECIAL SITUATIONS FUND INTERNATIONAL LIMITED

By:  Deerfield Management Company

By:  Flynn Management LLC, General Partner

By:  /s/ Darren Levine
     -----------------------------------
     Darren Levine, Authorized Signatory